Investments	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Investments
Investments
Our investments include both equity method and consolidated investments. Those entities identified as VIEs have been evaluated to determine whether we are the primary beneficiary. The VIEs included under "Consolidated VIEs" below are those for which we have concluded that we are the primary beneficiary and accordingly, consolidate these entities. None of our consolidated VIEs held debt as of December 31, 2015, or December 31, 2014. With the exception of the BRI debt guarantee further discussed below under "Other Equity Investments", we have not provided any financial support to any of our VIEs during 2015 that we were not previously contractually obligated to provide. Amounts due to and due from our equity method investments are recorded as affiliate accounts payable and affiliate accounts receivable. See below under "Affiliate Transactions" for further details.
Authoritative guidance related to the consolidation of VIEs requires that we continually reassess whether we are the primary beneficiary of VIEs in which we have an interest. As such, the conclusion regarding the primary beneficiary status is subject to change and we continually evaluate circumstances that could require consolidation or deconsolidation. As of December 31, 2015, and December 31, 2014, our consolidated VIEs are Cobra Beer Partnership, Ltd. ("Cobra U.K.") and Grolsch U.K. Ltd ("Grolsch"). Our unconsolidated VIEs are BRI and BDL. The MMI operations were terminated in the first quarter of 2014 and the joint venture was subsequently dissolved in the third quarter of 2014. See further discussion below.
Equity Investments
Investment in MillerCoors
MillerCoors has a Board of Directors consisting of five MCBC appointed and five SABMiller appointed directors. The percentage interests in the profits of MillerCoors are 58% for SABMiller and 42% for MCBC, and voting interests are shared 50% - 50%. Both parties to the MillerCoors joint venture are currently able to transfer their economic and voting interest, however, certain rights of first refusal will apply to any assignment of such interests. Our interest in MillerCoors is accounted for under the equity method of accounting. Accordingly, we consider MillerCoors an affiliate. See "Affiliate Transactions" section below summarizing our transactions and balances with affiliates, including MillerCoors.
As discussed in Note 21, "Pending Acquisition", on November 11, 2015, we entered into a purchase agreement to acquire all of SABMiller’s 58% economic interest and 50% voting interest in MillerCoors and all trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the U.S. and Puerto Rico. Following the closing of the pending Acquisition, the Company will own 100% of the outstanding equity and voting interests of MillerCoors. See further details regarding the pending Acquisition in Note 21, "Pending Acquisition".
Summarized financial information for MillerCoors is as follows:
Condensed Balance Sheets

	As of
	December 31, 2015	December 31, 2014
	(In millions)
Current assets	$800.5	$795.3
Non-current assets	9,099.5	9,047.4
Total assets	$9,900.0	$9,842.7
Current liabilities	$1,180.1	$1,061.3
Non-current liabilities	1,407.0	1,578.8
Total liabilities	2,587.1	2,640.1
Noncontrolling interests	20.1	23.5
Owners' equity	7,292.8	7,179.1
Total liabilities and equity	$9,900.0	$9,842.7
The following represents our proportionate share in MillerCoors' equity and reconciliation to our investment in MillerCoors:

	As of
	December 31, 2015	December 31, 2014
	(In millions, except percentages)
MillerCoors owners' equity	$7,292.8	$7,179.1
MCBC economic interest	42%	42%
MCBC proportionate share in MillerCoors' equity	3,063.0	3,015.2
Difference between MCBC contributed cost basis and proportionate share of the underlying equity in net assets of MillerCoors(1)	(657.0)	(661.6)
Accounting policy elections	35.0	35.0
Investment in MillerCoors	$2,441.0	$2,388.6

(1)
Our net investment in MillerCoors is based on the carrying values of the net assets contributed to the joint venture which is less than our proportionate share of underlying equity (42%) of MillerCoors (contributed by both Coors Brewing Company ("CBC") and Miller). This basis difference, with the exception of certain non-amortizing items (goodwill, land, etc.), is being amortized as additional equity income over the remaining useful lives of the contributed long-lived amortizing assets.

Results of Operations

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Net sales	$7,725.5	$7,848.4	$7,800.8
Cost of goods sold	(4,547.5)	(4,743.8)	(4,723.7)
Gross profit	$3,178.0	$3,104.6	$3,077.1
Operating income(1)	$1,239.2	$1,347.3	$1,287.4
Net income attributable to MillerCoors(1)	$1,217.8	$1,326.2	$1,270.5

(1)
Results for 2015 include special charges related to the planned closure of the Eden, North Carolina, brewery, including $61.3 million of accelerated depreciation in excess of normal depreciation associated with the brewery, and $6.4 million of severance and other charges. MillerCoors also recorded special charges in 2015 of $42.4 million related to an early settlement of a portion of its defined benefit pension plan liability. Results for 2014 include special charges related to restructuring activities of $1.4 million. Results for 2013 include special charges related to restructuring activities and asset write-offs of $17.2 million and $2.6 million, respectively.

The following represents our proportionate share in net income attributable to MillerCoors reported under the equity method:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions, except percentages)
Net income attributable to MillerCoors	$1,217.8	$1,326.2	$1,270.5
MCBC economic interest	42%	42%	42%
MCBC proportionate share of MillerCoors net income	511.5	557.0	533.6
Amortization of the difference between MCBC contributed cost basis and proportionate share of the underlying equity in net assets of MillerCoors	4.6	4.6	4.6
Share-based compensation adjustment(1)	0.2	0.2	0.8
Equity income in MillerCoors	$516.3	$561.8	$539.0

(1)
The net adjustment is to eliminate all share-based compensation impacts related to pre-existing SABMiller plc equity awards held by former Miller employees employed by MillerCoors as well as to add back all share-based compensation impacts related to pre-existing MCBC equity awards held by former MCBC employees that have transferred to MillerCoors.

We assigned the United States and Puerto Rican rights to the legacy Coors brands, including Coors Light, Coors Banquet, Keystone Light and the Blue Moon brands, to MillerCoors. We retained all ownership rights of these brands outside of the United States and Puerto Rico. In addition, we retained numerous water rights in Colorado. We lease these water rights to MillerCoors at no cost for use at its Golden, Colorado brewery.
There were no undistributed earnings in MillerCoors as of December 31, 2015, or December 31, 2014.
Other Equity Investments
Brewers' Retail Inc.
BRI, a VIE, is a beer distribution and retail network for the Ontario region of Canada, with majority of the ownership residing with MCC, Labatt Breweries of Canada LP (a subsidiary of ABI) and Sleeman Breweries Ltd. (a subsidiary of Sapporo International). BRI charges its owners administrative fees that are designed so the entity operates on a break-even basis. This administrative fee is based on costs incurred, net of other revenues earned, and is allocated in accordance with the operating agreement to its owners based on volume of products. Contractual provisions cause participation in governance and other interests to fluctuate based on this calculated market share requiring frequent primary beneficiary evaluations. However, based on the existing structure, control is shared, and remains shared through such changes, and therefore we do not anticipate becoming the primary beneficiary in the foreseeable future. We consider BRI an affiliate. See "Affiliate Transactions" section below summarizing our transactions and balances with affiliates, including BRI.
In 2015, we, along with the other owners of BRI and the Province of Ontario, agreed to revise the ownership structure of BRI. The new BRI shareholder agreement (“New Shareholder Agreement”) incorporating these changes, as further discussed below, became effective at the beginning of 2016. The New Shareholder Agreement adjusted the existing BRI ownership structure to allow all other small and large Ontario based brewers the ability to participate in the ownership of BRI. As part of this change, the board of directors of BRI has been expanded to include representation for these new ownership groups, as well as independent director representation. The new owners are subject to the same fee structure as the current owners, with the exception of smaller brewers, who have discounted fees, as they are not required to fund certain costs associated with pension obligations. BRI will continue to operate on a break-even basis under the new ownership structure. BRI also converted all existing capital stock into a new share class, as well as created a separate new share class to facilitate new and existing brewer participation and governance. While governance and board of director participation continues to have the ability to fluctuate based on market share relative to the other owners, our equity interest has become fixed under the New Shareholder Agreement. We have evaluated these changes from a primary beneficiary perspective and concluded that we will continue to account for BRI as an equity method investment as control of BRI continues to be shared under the New Shareholder Agreement.
During the second quarter of 2015, BRI entered into a Canadian Dollar ("CAD") 150.0 million revolving credit facility with Canadian Imperial Bank of Commerce (“CIBC”), maturing one year after issuance, with one year renewal options subject to approval by CIBC. In conjunction with the issuance of the revolving credit facility, we, along with two additional shareholders of BRI, were each required to guarantee BRI’s obligations under the facility, with our proportionate share of the guarantee totaling 45.9%. As a result of this guarantee, we have a current liability of $16.9 million as of December 31, 2015. The carrying value of the guarantee equals its fair value, which considers an adjustment for our own non-performance risk and is considered a level 2 measurement. The offset to the guarantee liability was recorded as an adjustment to our equity method investment balance. The guarantee liability was calculated based on our proportionate, 45.9% share of BRI’s total revolving credit facility outstanding balance at December 31, 2015. The resulting change in equity investment balance during the year due to movements in the guarantee represents a non-cash investing activity.
We have an obligation to proportionately fund BRI's operations. As a result of this obligation, we continue to record our proportional share of BRI's net income or loss and OCI activity, including when we have a negative equity method balance. As of December 31, 2015, we had a positive equity method investment balance of $7.3 million and as of December 31, 2014, we had a negative equity method balance of $21.7 million. The increase to our net investment balance was primarily driven by a decrease to BRI's employee retirement plan obligations (resulting from the annual actuarial valuation) favorably impacting the net assets of BRI, as well as our guarantee of the BRI revolving credit facility discussed above. See "Affiliate Transactions" below for BRI affiliate transactions including administrative fees charged to Molson Coors under the agreement with BRI which are recorded in cost of goods sold, as well as for BRI affiliate due to and due from balances as of December 31, 2015, and December 31, 2014, respectively, related to trade receivables and payables for sales to external customers and costs incurred by BRI offset by administrative fees charged and paid by MCBC (which may be in a payable or receivable position depending on the amount under or over charged).
Brewers' Distributor Ltd.
BDL, a VIE, is a distribution operation owned by MCC and Labatt Breweries of Canada LP (a subsidiary of ABI) that, pursuant to an operating agreement, acts as an agent for the distribution of their products in the western provinces of Canada. The two owners share 50% - 50% voting control of this business. We consider BDL an affiliate. See "Affiliate Transactions" section below summarizing our transactions and balances with affiliates, including BDL.
BDL charges the owners administrative fees that are designed so the entity operates at break-even profit levels. This administrative fee is based on costs incurred, net of other revenues earned, and is allocated in accordance with the operating agreement to the owners based on volume of products. No other parties are allowed to sell beer through BDL, which does not take legal title to the beer distributed for the owners. As of December 31, 2015, and December 31, 2014, our investment in BDL was $15.7 million and $13.7 million, respectively. The increase in our investment was primarily related to a decrease in BDL's employee retirement plan obligation (resulting from the annual actuarial valuation) favorably impacting the net assets of BDL. See "Affiliate Transactions" section below for BDL affiliate transactions including administrative fees charged to Molson Coors under the agreement with BDL which are recorded in cost of goods sold, as well as for BDL affiliate due to and due from balances as of December 31, 2015, and December 31, 2014, respectively, related to trade receivables and payables for sales to external customers and costs incurred by BDL offset by administrative fees charged and paid by MCBC (which may be in a payable or receivable position depending on the amount under or over charged).
Our other equity method investments are not considered significant for disclosure of financial information on either an individual or aggregated basis and there were no significant undistributed earnings as of December 31, 2015, or December 31, 2014, for any of these companies.
Affiliate Transactions
All transactions with our equity method investments are considered related party transactions and recorded within our affiliate accounts. The following table summarizes transactions with affiliates:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Beer sales to MillerCoors	$11.7	$13.1	$16.6
Beer purchases from MillerCoors	$43.2	$37.3	$19.2
Service agreement costs and other charges to MillerCoors	$2.6	$2.4	$2.5
Service agreement costs and other charges from MillerCoors	$0.9	$1.0	$1.1
Administrative fees, net charged from BRI	$88.8	$103.4	$118.1
Administrative fees, net charged from BDL	$36.4	$50.8	$59.6
Amounts due to and due from affiliates as of December 31, 2015, and December 31, 2014, respectively, are as follows:

	Amounts due from affiliates		Amounts due to affiliates
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(In millions)
MillerCoors	$1.6	$3.2	$9.2	$11.5
BRI	4.5	28.0	—	0.4
BDL	10.1	6.4	—	8.6
Other	0.6	1.2	1.4	0.9
Total	$16.8	$38.8	$10.6	$21.4

Consolidated VIEs
Grolsch
Grolsch is a joint venture between us and Royal Grolsch N.V. (a member of the SABMiller group) in which we hold a 49% interest. The Grolsch joint venture markets Grolsch brands in the U.K. and Republic of Ireland. The majority of the Grolsch brands are produced by us under a contract brewing arrangement with the joint venture. MCBC and Royal Grolsch N.V. sell beer to the joint venture, which sells the beer back to MCBC (for onward sale to customers) for a price equal to what it paid, plus a marketing and overhead charge and a profit margin. Grolsch is a taxable entity in Europe. Accordingly, income tax expense in our consolidated statements of operations includes taxes related to the entire income of the joint venture. We consolidate the results and financial position of Grolsch and it is reported within our Europe operating segment.
Cobra Beer Partnership, Ltd
We hold a 50.1% interest in Cobra U.K., which owns the worldwide rights to the Cobra beer brand (with the exception of the Indian sub-continent, owned by Cobra India). The noncontrolling interest is held by the founder of the Cobra beer brand. We consolidate the results and financial position of Cobra U.K., and it is reported within our Europe operating segment.
The following summarizes the assets and liabilities of our consolidated VIEs (including noncontrolling interests):

	As of
	December 31, 2015		December 31, 2014
	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)
Grolsch	$6.9	$3.3	$6.8	$2.9
Cobra U.K.	$30.2	$0.9	$31.0	$0.8

Termination and Sale of Investments
Modelo Molson Imports, L.P.
On February 28, 2014, ABI and MCBC finalized the accelerated termination of MMI, a 50% - 50% joint venture with Grupo Modelo S.A.B. de C.V. ("Modelo"), which provided for the import, distribution, and marketing of the Modelo beer brand portfolio across all Canadian provinces and territories. The joint venture was accounted for under the equity method of accounting.
Following the successful completion of the transition in the first quarter of 2014, we recognized income of $63.2 million (CAD 70.0 million) within special items, reflective of the agreed upon payment received from Modelo. Additionally, in the first quarter of 2014, we recorded a charge of $4.9 million representing the accelerated amortization of the remaining carrying value of our definite-lived intangible asset associated with the agreement. In accordance with the termination agreement, MMI continued to operate in its historical capacity through the end of the transition period. Effective end of day on February 28, 2014, MMI ceased all operations and was dissolved during the third quarter of 2014 upon final agreement with ABI on the distribution amount of the joint venture's remaining net assets. Our results for 2014, reflect our proportionate ownership interest of the MMI activity during the first quarter of 2014 through end of day February 28, 2014. Under the MMI arrangement, we recognized equity earnings within cost of goods sold of $0.7 million and $11.7 million during 2014 and 2013, respectively. In addition, during 2014 and 2013, MCC recognized marketing and administrative cost recoveries related to the promotion, sale and distribution of Modelo products under our agency and services agreement with MMI of $1.1 million and $11.3 million, respectively. These cost recoveries are recorded within marketing, general and administrative expenses.
In accordance with the early termination agreement, the book value of the joint venture's net assets was required to be distributed to the respective joint venture partners for the owners' proportionate ownership interest at the end of the transition period. This distribution was finalized in the third quarter of 2014. Concurrently, we derecognized our equity investment within other non-current assets upon full recovery of our investment carrying value.
Tradeteam Ltd.
On December 23, 2013, we early terminated our existing distribution agreements with Tradeteam, our joint venture with DHL (formerly Exel Logistics), and varied or terminated certain other agreements with Tradeteam and DHL, which had collectively provided Tradeteam the exclusive rights to provide our transportation and logistics services in the U.K. We made an early termination payment of approximately $40 million upon exiting and varying these agreements. Concurrently, we entered into new distribution agreements with Tradeteam resulting in future distribution cost savings achieved through market competitive pricing and improved payment terms through the agreements' new 10 year term.
Subsequently, on December 30, 2013, we executed a sale and purchase agreement for the termination of the joint venture and sale of our 49.9% interest in Tradeteam to DHL for proceeds of $29.5 million.
As a result of the continuing involvement with Tradeteam following the termination and sale through the new distribution agreements, $19.8 million was considered an upfront payment for the benefits to be provided under the new agreement. As a result of the effective modification to our agreements, we have concluded that the upfront payment should be recorded as an asset and amortized over the 10 year term of the new distribution agreements. The remaining net proceeds of $9.7 million were used in determining the loss on sale of the investment based on its carrying value at sale, resulting in a loss of $13.2 million recognized as a special item.
The financial commitments on early termination of the new secondary distribution agreement are to essentially assume and settle liabilities related to the various assets and infrastructure required to deliver the service to us, and to compensate Tradeteam, depending on the circumstances of such early termination. These early termination commitments decline over the term of the new agreement, and are calculable by reference to the circumstances of termination. Services provided under the Tradeteam contracts were approximately $126.9 million during 2013 and are included in cost of goods sold. Services provided by Tradeteam in 2015 and 2014 under the new third party arrangements are included within total purchases under our supply and distribution contracts further discussed within Note 18, "Commitments and Contingencies". During 2013, we recognized equity earnings from our Tradeteam investment of $4.6 million which are recorded within cost of goods sold.
MC Si'hai
Since its inception, the performance of the MC Si'hai joint venture did not meet our expectations due to delays in executing its business plans as well as significant difficulties in working with our business partner. Through the on-going arbitration process, which began in 2012, we began discussions with the joint venture partner and concluded upon a price that we would accept to exit the relationship through the sale of our interest in the joint venture. As a result, in December 2013, we sold our interest in the joint venture and, upon finalizing the sale, we recognized a gain of $6.0 million, recorded as a special item. The gain consists of the non-cash release of the $5.4 million liability remaining upon deconsolidation in 2012, as well as $0.6 million of proceeds received upon closing of the sale. We also recognized legal and related fees in relation to the sale of $1.2 million during 2013.